Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or
         Rule 14a-12

                     The Herzfeld Carribean Basin Fund, Inc.
                     ---------------------------------------
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

                    The Herzfeld Caribbean Basin Fund, Inc.
                    ---------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               November 15, 2000
                    ---------------------------------------

                                                                  Miami, Florida
                                                                 August 31, 2000

TO THE SHAREHOLDERS OF
     THE HERZFELD CARIBBEAN BASIN FUND, INC.:

     The Annual Meeting of Shareholders of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") will be held on November 15, 2000 at 2:00 p.m., at the offices of Kaufman, Rossin & Co., Inc., 2699 S. Bayshore Drive, Miami, FL 33133, for the following purposes:

     (1)  the election of a director;

     (2) to ratify or reject the selection of independent auditors made by the Board of Directors for the year ending June 30, 2001;

     (3) to transact such other business as may properly come before the meeting and any adjournments thereof.

     The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on August 25, 2000 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in order that the meeting can be held without additional expense and a maximum number of shares may be voted.

                             CECILIA GONDOR-MORALES
                                   Secretary

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
            NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

IF YOU CANNOT ATTEND THE ANNUAL MEETING, IT IS REQUESTED THAT YOU COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

                    The Herzfeld Caribbean Basin Fund, Inc.

                     P.O. Box 161465, Miami, Florida 33116
                                PROXY STATEMENT
                   ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                               NOVEMBER 15, 2000

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Herzfeld Caribbean Basin Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the offices of Kaufman, Rossin & Co., Inc., 2699 Bayshore Drive, Miami, FL 33133 on November 15, 2000 at 2:00 p.m.

     Proxies  may be  solicited  by  mail,  telephone,  telegraph  and  personal interview. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees to forward proxy material to the beneficial owners of stock of record. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the meeting and vote your shares in person. The cost of soliciting proxies will be paid by the Fund. This proxy statement is expected to be distributed to shareholders on or about August 31, 2000.

     THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR THE NOMINEE FOR DIRECTOR, FOR THE RATIFICATION OF THE SELECTION OF THE FUND'S INDEPENDENT AUDITORS AND TO TRANSACT SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

     On August 25, 2000, the date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, or any adjournment thereof, there were issued and outstanding 1,677,636 shares of Common Stock of the Fund, each entitled to one vote, constituting all of the Fund's then outstanding securities.

     At the Annual Meeting, a quorum shall consist of the holders of a majority of the outstanding shares of the Common Stock of the Fund entitled to vote at the meeting. If a quorum is present, a plurality of all votes cast at the Annual Meeting shall be sufficient for the election of a director (Proposal 1). The affirmative vote of more than 50% of the shares voted at the Annual Meeting, assuming a quorum is present, is required for the ratification of the selection of Kaufman, Rossin & Co. as independent auditors of the Fund (Proposal 2). Under Maryland law, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Annual Meeting, but will be treated as votes not cast, and therefore, will not be counted for purposes of determining whether matters to be voted upon at the Annual Meeting have been approved.

     The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended June 30, 2000 to any shareholder requesting such report.

     Requests for the annual report should be made in writing to the Fund at the address set forth above or by calling the Fund at 800-854-3863, or for Florida residents, 800-718-3863 or 305-271-1900.

                              ELECTION OF DIRECTOR
                                  (Proposal 1)

     One director is to be elected at the Annual Meeting. Pursuant to the Fund's By-Laws, the directors are classified into three classes with respect to the year of expiration of their terms of office. Because the Fund's Class I director's term of office will expire in 2000, the Annual Meeting is being held for the election of that director. The Class II and Class III directors' terms of office will expire in 2001 and 2002, respectively.

     If authority is granted on the accompanying proxy to vote in the election of directors, it is the intention of the persons named in the proxy to vote at the Annual Meeting for the election of the nominee named below, who has consented to being named in the proxy statement and to serve if elected. If the nominee is unavailable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees selected by the Board of Directors, or the Board may reduce the number of directors as provided in the Fund's
By-Laws. The Fund currently knows of no reason why the nominee listed below would be unable or unwilling to serve if elected.

     As of August 31, 2000, the Fund's Board of Directors consisted of five members. The Class I director of the Fund, Mr. Albert L. Weintraub, is the only nominee for election, and his current term as director will expire on the date of the Annual Meeting or when his successor is elected and qualifies. The nominee would serve until his successor has been elected and qualified.

     Certain information regarding the nominee as well as the current directors and executive officers of the Fund is set forth below.

Nominee for Director

                                                                   Year First   Shares Owned      Percent Owned
Name and Position        Principal Occupation                        Became     Beneficially       Beneficially
    with Fund              for Past 5 Years                 Age     Director   August 25, 2000    August 25, 2000

Albert L. Weintraub      Senior Partner of Weintraub,       71        1999            0                  0
Director                 Weintraub, Seiden and Orshan;
                         Chairman/CEO of  iTelsa, Inc.;
                         Chairman of E-lysium Transaction
                         Systems, Inc.; City Attorney for
                         Miami Springs, FL

Directors and Officers

                                                                            Shares Owned      Percent Owned
Name and Position              Position       Principal Occupation          Beneficially       Beneficially
    with Fund            Age    Since            for Past 5 Years          August 25, 2000    August 25, 2000

Thomas J. Herzfeld*      55     1993         Chairman and President of          19,000              1.13%
President & Director                         Thomas J. Herzfeld & Co., Inc.
                                             and Thomas J. Herzfeld
                                             Advisors, Inc.

Cecilia Gondor-          38     1993         Executive Vice President of         1,400               .08%
Morales*                                     Thomas J. Herzfeld & Co., Inc.
Director, Treasurer &                        and Thomas J. Herzfeld
Secretary                                    Advisors, Inc.

Ann S. Lieff             48     1998         President and CEO of                1,666               .10%
Director                                     The Lieff Company;
                                             President and CEO of
                                             Spec's Music Inc.
                                             until July 29, 1998

Kenneth A.B. Trippe      67     1993         Chairman of Cruise Brokers,         2,004               .12%
Director                                     Inc., and Trippe & Company
                                             Inc.

Albert L. Weintraub      71     1999         See "Nominee for Director"              0                 0%
Director                                     above

---------------------
* An "interested person" (as defined in the Investment Company Act of 1940) of the Fund because he/she is an officer and employee of the Fund's investment adviser.

     The Board of Directors of the Fund held four regular meetings during the Fund's fiscal year ended June 30, 2000. Each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of each committee of which he was a member. The Audit Committee of the Board currently consists of Messrs. Trippe, and Weintraub, and Ms. Lieff, none of whom is an "interested person" of the Fund. The Audit Committee reviews the scope of the audit by the Fund's independent auditors, confers with the auditors with respect to the audit and the internal accounting controls of the Fund and with respect to such other matters as may be important to an evaluation of the audit and the financial statements of the Fund, and makes recommendations with respect to the selection of auditors for the Fund. The Audit Committee met once during the fiscal year ended June 30, 2000. The Board does not have a nominating or compensation committee. The Fund pays those directors who are not "interested persons" of the Fund $1,000 per year in addition to $400 for each meeting of the Board attended, plus reimbursement for expenses. Such fees totaled $7,400 for the fiscal year ended June 30, 2000.

     As of August 25, 2000, directors and executive officers beneficially owned an aggregate 1.43% of the Fund's outstanding shares on that date.

     The aggregate compensation paid by the Fund to each of its directors serving during the fiscal year ended June 30, 2000 is set forth in the compensation table below. Mr. Herzfeld and Ms. Gondor-Morales receive no direct compensation for their services on the Fund's Board.

                                                                      Total Compensation
                                Aggregate     Pension or Retirement   From Fund and Fund
Name of Person and            Compensation       Benefits Accrued       Complex Paid to
Position with Fund           from the Fund   as Part of Fund Expenses      Directors
------------------           -------------   ------------------------      ---------
Thomas J. Herzfeld*                $0                   $0                     $0
President and Director

Cecilia Gondor-Morales*            $0                   $0                     $0
Director, Treasurer & Secretary

Ann S. Lieff                    $2,600                  $0                   $2,600
Director

Kenneth A.B. Trippe             $2,600                  $0                   $2,600
Director

Albert L. Weintraub             $2,200                  $0                   $2,200
Director

* "Interested person" of the Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE
                "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR.

                   RATIFICATION OR REJECTION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS
                                  (Proposal 2)

     Kaufman, Rossin & Co., 2699 South Bayshore Drive, Miami, Florida 33133, independent auditors for the Fund, has examined the Fund's financial statements for the fiscal year ended June 30, 2000, and in connection therewith has reported on the financial statements of the Fund, prepared the Fund's tax returns and reviewed certain filings of the Fund with the Securities and Exchange Commission. Kaufman, Rossin & Co. has not performed any other services for the Fund. The Audit Committee of the Board of Directors met on November 16, 1999 and recommended the selection of Kaufman, Rossin & Co. as independent auditors for the Fund for the fiscal year ending June 30, 2001. At a meeting held on July 12, 2000, the Board of Directors, including a majority of those directors who are not "interested persons" of the Fund, after considering the recommendation of the Audit Committee, selected Kaufman, Rossin & Co. to act as independent auditors for the Fund for the year ending June 30, 2001. Under the Investment Company Act of 1940, such selection must be submitted to shareholders for ratification or rejection at the Annual Meeting.

     A representative of Kaufman, Rossin & Co. will be present at the meeting and will have the opportunity to respond to appropriate questions from shareholders and to make such statements as desired.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S SHAREHOLDERS VOTE "FOR" THE SELECTION OF KAUFMAN, ROSSIN & CO. AS THE FUND'S INDEPENDENT AUDITORS.

                             ADDITIONAL INFORMATION

     HERZFELD/CUBA (the "Adviser"), a division of Thomas J. Herzfeld Advisors, Inc., with offices at The Herzfeld Building, P.O. Box 161465, Miami, Florida 33116, serves as the Fund's investment adviser pursuant to an Investment Advisory Contract dated June 24, 1993. The Adviser also provides certain administration services to the Fund, but the Fund has no formal administrative contract. Mr. Herzfeld and Ms. Gondor-Morales, directors of the Fund, are executives of the Adviser.

     Thomas J. Herzfeld & Co., Inc., P.O. Box 161465, Miami, Florida 33116, acted as Underwriter to the Fund.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of August 25, 2000, there were no persons known by the Fund to own beneficially more than 5% of the outstanding shares of the Fund.

                              SHAREHOLDER PROPOSALS

     Proposals intended to be presented by shareholders for consideration at the 2001 Annual Meeting of Shareholders must be received by the Secretary of the Fund no later than July 15, 2001 in order to be included in the proxy statement for the meeting.

     To submit a proposal, a shareholder must own 1% or $2,000 worth of shares of the Fund for at least one year, and must own those shares through the date of the 2000 Annual Meeting. Shareholders who qualify may submit only one proposal per Annual Meeting, and the proposal may be no longer than 500 words.

                REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The Annual Report to Shareholders of the Fund, including audited financial statements of the Fund for the fiscal year ended June 30, 2000, is being mailed to shareholders. The Annual Report should be read in conjunction with this Proxy Statement, but is not part of the proxy soliciting material. A copy of the Annual Report may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 800-854-3863 (for Florida residents, 800-718-3863), or 305-271-1900.

                                  OPEN MATTERS

     Management of the Fund does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

                                                      By Order of the Directors,

                                                          Cecilia Gondor-Morales
                                                 Director, Treasurer & Secretary
                                         The Herzfeld Caribbean Basin Fund, Inc.
Dated: August 31, 2000